Exhibit 99.1

Dollar Tree, Inc. to Host Second Quarter Earnings Conference Call

CHESAPEAKE, Va.--August 11, 2022--Dollar Tree, Inc. (NASDAQ: DLTR), will host its conference call for investors and analysts to discuss financial results for the second quarter ended July 30, 2022.

WHEN:	Thursday, August 25, 2022 9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial 800-289-0720 for USA and Canadian calls.

WEBCAST:	Available on the investor relations section of the Company's website at https://corporate.dollartree.com/investors/news-events/ir-calendar.

REPLAY:	A recorded version of the call will be available until midnight Wednesday, August 31, and may be accessed by dialing 888-203-1112. Please enter Passcode # 7733257.

CONTACT:	Dollar Tree, Inc., Chesapeake Randy Guiler 757-321-5284 www.DollarTree.com DLTR-E